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                                                                      Exhibit 32

  WRITTEN STATEMENT OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C. Section 1350

     Solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and Chief Financial Officer of Badger Meter, Inc., a Wisconsin corporation (the "Company"), hereby certify, based on our knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2006 (the "Report") fully complies with the requirements of
Section 13 (a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 31, 2006                 By /s/ Richard A. Meeusen
                                           -------------------------------------
                                           Richard A. Meeusen
                                           Chairman, President and Chief
                                           Executive Officer


                                        By /s/ Richard E. Johnson
                                           -------------------------------------
                                           Richard E. Johnson
                                           Senior Vice President - Finance,
                                           Chief Financial Officer and Treasurer


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